                                                                   EXHIBIT 10.66


                            FIRST AMENDMENT TO LEASE
                            ------------------------

     This First Amendment to Lease (the "First Amendment") is dated as of the 31st day of January, 1994 by and between John A. Pirovano, William A. Halsey and Stanton H. Zarrow, as TRUSTEES OF 60 STATE STREET TRUST under Declaration of Trust dated September 10, 1970 and recorded with the Suffolk County Registry of Deeds in Book 8389, Page 286, as amended (the "Landlord") and THE PIONEER GROUP, INC. ("Tenant").

                                    RECITALS
                                    --------

     WHEREAS, Landlord and Tenant entered into a lease dated as of July 3, 1991 (the "Lease") for certain space ("Premises") in the building commonly known as 60 State Street, Boston, Massachusetts (the "Building"); and

     WHEREAS, Landlord and Tenant desire to amend the Lease to include within the Premises all of Floor 19 of the Building consisting of approximately 21,698 rentable square feet of space, shown as the "F1oor 19 Premises" on the floor plan attached hereto as AMENDMENT TO EXHIBIT A-1 and incorporated herein, and to amend certain terms and conditions of the Lease as described below.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged and agreed, Landlord and Tenant hereby agree that Landlord shall lease to Tenant, and Tenant shall lease fromm Landlord, the Floor 19 Premises on the following terms and conditions:

     1. TERM. The Term for the Floor 19 Premises shall commence on July 1, 1994 and shall expire on March 31, 2007, unless earlier terminated as set forth in Amendment Section 6 or extended pursuant to the Lease. Tenant acknowledges that the Term for the Floor 19 Premises shall continue notwithstanding any election by Tenant not to renew the initial Term of the Lease for all or a portion of the remainder of Tenant's Premises which initial Term expires on March 31, 2002. Landlord and Tenant further acknowledge that the Floor 19 Premises shall be deemed Additional Space provided that Tenant's rights to extend the Term for the Floor 19 Premises shall be subject to the rights of Hale and Dorr pursuant to the Hale and Dorr Lease, as amended. The Floor 19 Premises shall not be deemed to be Substitute Option Space pursuant to Section 2.1.3(a).

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     2.   ANNUAL FIXED RENT FOR INITIAL TERM AND ADDITIONAL RENT. Annual Fixed
          Rent for the Floor 19 Premises shall be as follows:

          (i) For the period from July 1, 1994 through December 31, 1994, Tenant shall not be required to pay any Annual Fixed Rent for the Floor 19 Premises.

          (ii) From January 1, 1995 through December 31, 1998, the Annual Fixed Rent for the Floor 19 Premises shall be $8.50 per rentable square foot ($184,433.00 per annum; $15,369.42 per month).

         (iii) From January 1, 1999 through December 31, 2002, the Annual Fixed Rent for the Floor 19 Premises shall be $10.50 per rentable square foot ($227,829.00 per annum; $18,985.75 per month).

         (iii) From January 1, 2003 through March 31, 2007, Annual Fixed Rent for the Floor 19 Premises shall be $12.50 per rentable square foot ($271,225.00 per annum; $22,602.08 per month).

          Tenant shall pay additional rent for the Floor 19 Premises on the same terms and conditions as provided in the Lease for the initial Premises provided that, for the period from July 1, 1994 through December 31, 1994, Tenant shall not be required to pay Operating Expenses Allocable to the Floor 19 Premises or Landlord's Tax Expenses Allocable to the Floor 19 Premises.

     3. LANDLORD'S WORK ON THE FLOOR 19 PREMISES. Notwithstanding any provisions of the Lease to the contrary including, without limitation, Sections 3.1 and 3.6, Landlord's Work with respect to the Floor 19 Premises shall be solely as set forth on AMENDMENT EXHIBIT B-1 and except for Landlord's Work, the Floor 19 Premises shall be delivered to Tenant broom-clean and in their then "as is" condition. Landlord shall perform Landlord's Work, at Landlord's sole cost and expense, and shall use reasonable efforts to substantially complete Landlord's Work and to deliver the Floor 19 Premises to Tenant by July 1, 1994.

     4. TENANT'S WORK ON THE FLOOR 19 PREMISES. Commencing on July 1, 1994, Tenant shall have the right to construct improvements to the Floor 19 Premises subject to Landlord's approval of Tenant's plans and specifications, which approval shall not be unreasonably withheld or delayed, and subject to the other terms and conditions



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          of the Lease including Section 3.5. All Tenant improvements to the
          Floor 19 Premises shall be performed at Tenant's sole cost and expense, and Landlord shall not be obligated to reimburse or otherwise compensate Tenant for such improvements.

     5. PARKING. Pursuant to Section 2.2.1 of the Lease, Tenant shall have the right to occupy seven (7) additional parking spaces in the Building garage and Tenant shall pay therefor the amounts calculated in accordance with Section 2.5.

     6.   LANDLORD'S RECAPTURE OF FLOOR 19. The Hale and Dorr Lease provides in
          Section 2.1.3 thereof that Hale and Dorr has the right and option to occupy Floor 19 as of April 1, 2005. If Hale and Dorr exercises its rights under the Hale and Dorr Lease with respect to the Floor 19 Premises, then the following shall apply:

          (i) Landlord shall notify Tenant on or before May 1, 2004 if Hale and Dorr exercises its right to lease Floor 19 ("Landlord's Floor 19 Notice").

          (ii) The Lease will terminate with respect to the Floor 19 Premises only as of March 31, 2005 and Tenant shall surrender the Floor 19 Premises to Landlord on or before that date in accordance with the terms of the Lease. Landlord and Tenant expressly acknowledge that, except for the Floor 19 Premises, the Lease will remain in full force and effect with respect to the entire Premises then being covered by the Lease, if any.

         (iii) For the period from October 1, 2004 through March 31, 2005, Tenant's obligation to pay Base Rent for the Floor 19 Premises and Operating Expenses Allocable to the Floor 19 Premises and Landlord's Tax Expenses Allocable to the Floor 19 Premises shall be waived.

          (iv) Notwithstanding any provisions of the Lease, as amended hereby, to the contrary, Landlord's Floor 19 Notice shall be deemed to be Landlord's Offer of Floor 16, pursuant to Section 2.1.4(b), except that: (a) Landlord shall not be required to include an estimate of 90% of FRV. The Annual Fixed Rent for Floor 16 for the period of April 1, 2005 through March 31, 2007 shall be at the rate of $12.50 per rentable square foot ($280,087.50 per annum based on 22,407 rentable


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               square feet); (b) the Annual Fixed Rent for Floor 16 for the period of October 1, 2004 through March 31, 2005 shall be abated fully; and (c) Landlord shall complete the improvements specified in Amendment Exhibit B-2.

          7. ADJUSTMENT OF DATES. Notwithstanding any provision of this First Amendment to the contrary, if Landlord fails to substantially complete Landlord's Work and to deliver either the Floor 19 Premises or Floor 16, as the case may be, to Tenant on the applicable date set forth above, Landlord shall not be liable for any damages caused thereby nor shall this First Amendment or the Lease be void or voidable, but the specified dates for (a) the commencement of the Term for the applicable space, (b) Tenant's right to commence work on or to use the applicable space, and (c) the commencement of Tenant's obligation to pay Base Rent for the applicable space, Operating Expenses Allocable to the applicable space and Landlord's Tax Expenses Allocable to the applicable space shall be adjusted by one (1) day for each day of delay, and all other dates shall remain as specified in this First Amendment provided that the dates described in clause (c) above shall not be so adjusted if Landlord's failure to substantially complete Landlord's Work or to deliver the applicable space is a result of the acts or omissions of Tenant. As an example, if Landlord is unable to deliver the Floor 19 Premises as required by this First Amendment until July 15, 1994, then the Term of the Lease for the Floor 19 Premises, and Tenant's right to commence work on and to use the Floor 19 Premises, shall commence on July 15, 1994, and, provided Landlord's failure to substantially complete Landlord's Work or to deliver the applicable space is not a result of the acts or omissions of Tenant, then Tenant shall not be required to pay Annual Fixed Rent, Operating Expenses Allocable to the Floor 19 Premises or Landlord's Tax Expenses Allocable to the Floor 19 Premises for the period of July 15, 1994 through January 14, 1995, but all other dates with respect to the Floor 19 Premises including, without limitation, the date on which Tenant is required to surrender the Floor 19 Premises (March 31, 2005 or March 31, 2007, as the case may be) shall remain the same.

          8. WAIVERS AND SUBORDINATION OF CERTAIN RIGHTS. Notwithstanding any provision of the Lease to the contrary including, without limitation, Sections 2.1.3(a), 2.1.4 and 2.1.5, Tenant hereby (a) consents to ITT Sheraton's lease of Floors 13, 14, 15 and 16 through September 30, 2004; (b) subordinates its rights with respect to Floors 13, 14 and 15 to the right to extend


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               the term of the ITT Sheraton Lease, as amended, through December
               31, 2008; and (c) subordinates its rights with respect to the space on Floor 9 now occupied by Lourie & Cutler together with up to an additional approximately 2,000 square feet of contiguous space for the continuing occupancy of Lourie & Cutler. In addition, Tenant hereby acknowledges that Landlord has used diligent efforts to gain control of the Sheraton Space and the initial L&C Space pursuant to Section 2.1.3(a) of the Lease.

          9. LANDLORD'S WORK FLOORS 13, 14 AND 15. In the event Tenant leases any of Floors 13, 14 or 15 pursuant to Section 2.1.4, then Landlord's work on such Floors shall consist of the work described in Section 2.1.3(c) and only those sections of Exhibit E/F to the Lease that are set forth in Items 7 through 10 of AMENDMENT EXHIBIT B-l, and neither the time frames nor the penalties associated with the applicable sections of Exhibit E/F shall be applicable.

          10. CAPITALIZED TERMS. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Lease.

          11. RATIFICATION. Except as amended hereby, the terms and conditions of the Lease shall remain unaffected and the Lease shall remain in full force and effect.

                                             LANDLORD: TRUSTEES OF 60 STATE
                                               STREET TRUST

                                             By: /s/ John A. Pirovano
                                                --------------------------------
                                                John A. Pirovano, as Trustee
                                                of 60 State Street Trust,
                                                for self and Co-Trustee,
                                                but not individually



                                             TENANT: THE PIONEER GROUP, INC.

                                             By:/s/ John F. Cogan
                                                --------------------------------
                                                John F. Cogan, its President
                                                hereunto duly authorized



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                             AMENDMENT EXHIBIT A-1

                                Floor 19 Premises
                                -----------------



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                              AMENDMENT EXHIBIT B-1

                      Landlord's Work on Floor 19 Premises
                      ------------------------------------

     Landlord's Work for the Floor 19 Premises shall consist solely of the following:

     1. Demolish the existing improvements from slab to the slab including removal of improvements above the ceiling, provided that Landlord may leave in place all or any portion of the sprinkler distribution system, exit lighting and other improvements which may be required to maintain the space in compliance with applicable safety codes and insurance requirements, or as may be required to prevent damage to the Building;

     2.   Repair the core walls, patch and prime;

     3. Repair any damage caused during demolition or construction of Landlord's Work;

     4.   Remove the connecting stair to the 20th floor and repair the slab;

     5. Install an ADA compliant unisex restroom in a location to be selected by Tenant and using finishes comparable to the finishes in the unisex restrooms in Tenant's existing Premises provided that, notwithstanding any provision of this First Amendment to the contrary, Landlord shall not be required to have the unisex restroom substantially complete until the later of (a) July 1, 1994 or (b) ninety (90) days after Tenant delivers to Landlord notice of the designated location for the unisex restroom. If the ninety (90) day period has not lapsed and Landlord's Work other than the unisex restroom is substantially complete, Landlord shall be entitled to deliver possession of the Premises to Tenant and the date of such delivery shall be used for the purpose of determining the commencement date for the Floor 19 Premises. In addition, at any time prior to Tenant giving Landlord notice of the location for the unisex restroom, Tenant may notify Landlord in writing of Tenant's election to install the unisex restroom. If Tenant so elects the installation of the unisex restroom shall no longer be part of Landlord's Work and Landlord shall reimburse Tenant for up to Fifteen Thousand Dollars ($15,000.00) of the cost of installing the unisex restroom using finishes comparable to the finishes in the unisex restrooms in Tenant's existing Premises. Landlord's reimbursement shall be made within thirty (30) days of Tenant's delivery to Landlord of paid invoices, lien waivers, and such other documentation as Landlord may reasonably require;



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     6.   Install electrical panels on Floor 19 to permit Tenant to connect its life-safety devices as required by applicable Building codes and the ADA;

     7. Furnish and install a balancing device on Floor 19 to ensure that the Landlord provides 0.15 cfm of fresh air per rentable square foot;

     8. Provide sufficient cooling capacity for the Floor 19 Premises including, without limitation, the following auxiliary areas: computer rooms, telephone equipment rooms, conference rooms, special use rooms, copy centers, word processing areas and mailrooms, as shown on the plans submitted by Tenant and approved by Landlord, all as required pursuant to Exhibit J, Section II. Notwithstanding the foregoing or any other provision of the Lease or this First Amendment, Landlord shall not be required to provide additional cooling capacity should Tenant substantially change the configuration of the Floor 19 Premises. Any modification to the existing floor fan units or the addition of supplemental fan coil units resulting from such a change of configuration and/or use shall be at Tenant's sole expense;

     9. The restrooms in the Floor 19 Premises shall comply with operational standards reasonably satisfactory to Tenant and with all code requirements as of the date possession of the Floor 19 Premises is delivered to Tenant, including toilet exhaust. All plumbing fixtures and water, waste and vent systems shall be in good repair and shall be at least equal to operational standards of first-class downtown
          Boston office towers;

     10. Provide electrical power to the Floor 19 Premises sufficient to comply with the provisions of Exhibit J, Section VI; and

     11. If the Floor 19 Premises shall be damaged by fire or by any other cause, risk or reason prior to Landlord's delivery of the Floor 19 Premises to Tenant, the provisions of Section 6.1 shall apply to such space as if such space were included within the Premises, notwithstanding the fact that Landlord shall not have delivered such space, except that, in addition to the work set forth above, Landlord's restoration obligation under Section 6.1 shall be limited to restoration of such space as shell space only, meaning without damage to the restrooms, core, exterior walls, floor slabs, steelwork, fireproofing, window frames, mullions or other structural elements of the Building or to the Building systems.

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     Except as specifically set forth above, all improvements to the Floor 19
Premises shall be made by and at the expense of Tenant, subject to Landlord's approval which shall not be unreasonably withheld or delayed, and subject to the other terms and conditions of the Lease including Section 3.5.



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                              AMENDMENT EXHIBIT B-2

                                  Improvements
                                  ------------

     If Tenarnt exercises its right to lease Floor 16 pursuant to Section
2.1 4(b) of the Lease, Landlord's Work on Floor 16 shall consist solely of the following:

     1. Install an ADA compliant unisex restroom in a location to be selected by Tenant and using finishes comparable to the finishes in the unisex restrooms in Tenant's existing Premises provided that, notwithstanding any provision of this First Amendment to the contrary, Landlord shall not be required to have the unisex restroom substantially complete until the later of (a) October 1, 2004 or (b) ninety (90) days after Tenant delivers to Landlord notice of the designated location for the unisex restroom. If the ninety (90) day period has not lapsed and Landlord's Work other than the unisex restroom is substantially complete, Landlord shall be entitled to deliver possession of the Premises to Tenant and the date of such delivery shall be used for the purpose of determining the commencement date for Floor 16. In addition, at any time prior to Tenant giving Landlord notice of the location for the unisex restroom, Tenant may notify Landlord in writing of Tenant's election to install the unisex restroom. If Tenant so elects the installation of the unisex restroom shall no longer be part of Landlord's Work and Landlord shall reimburse Tenant for up to Fifteen Thousand Dollars ($15,000.00) of the cost of installing the unisex restroom using finishes comparable to the finishes in the unisex restrooms in Tenant's existing Premises. Landlord's reimbursement shall be made within thirty (30) days of Tenant's delivery to Landlord of paid invoices, lien waivers, and such other documentation as Landlord may reasonably require;

     2. Install electrical panels on Floor 16 to permit Tenant to connect its life-safety devices as required by applicable Building codes and the ADA;

     3. Furnish and install a balancing device on Floor 16 to ensure that the Landlord provides 0.15 cfm of fresh air per rentable square foot;

     4. Provide sufficient cooling capacity for Floor 16 including, without limitation, the following auxiliary areas: computer rooms, telephone equipment rooms, conference rooms, special use rooms, copy centers, word processing areas and mailrooms, as shown on the plans submitted by

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          Tenant and approved by Landlord, all as required pursuant to Exhibit
          J, Section II. Notwithstanding the foregoing or any other provision of the Lease or this First Amendment, Landlord shall not be required to provide additional cooling capacity should Tenant substantially change the configuration and/or use of Floor 16. Any modification to the existing floor fan units or the addition of supplemental fan coil units shall be at Tenant's sole expense;

     5. The restrooms in Floor 16 shall comply with operational standards reasonably satisfactory to Tenant and with all code requirements as of the date possession of Floor 16 is delivered to Tenant, including toilet exhaust. All plumbing fixtures and water, waste and vent systems shall be in good repair and shall be at least equal to operational standards of first-class downtown Boston office towers;

     6. Provide electrical power to Floor 16 sufficient to comply with the provisions of Exhibit J, Section VI;

     7. Landlord shall not be obligated to, but at its option, may remove any then existing improvements in such space, in which event
          Landlord shall repair any damages caused by such removal (unless the repair would be rendered unnecessary by Tenant's immediate intended use of such space), leaving such space without damage to the restrooms, core, exterior walls, floor slabs, steelwork, fireproofing, window frames, mullions or other structural elements of the Building or to the Building systems; and

     8. If Floor 16 shall be damaged by fire or by any other cause, risk or reason prior to Landlord's delivery of Floor 16 to Tenant, the provisions of Section 6.1 shall apply to such space as if such space were included within the Premises, notwithstanding the fact that Landlord shall not have delivered such space, except that, in addition to the work set forth above, Landlord's restoration obligation under
          Section 6.1 shall be limited to restoration of such space as shelf space only, meaning without damage to the restrooms, core, exterior walls, floor slabs, steelwork, fireproofing, window frames, mullions or other structural elements of the Building or to the Building systems.

     Except as specifically set forth above, all improvements to Floor 16 shall be made by and at the expense of Tenant, subject to Landlord's approval which shall not be unreasonably withheld or delayed, and subject to the other terms and conditions of the Lease including Section 3.5.

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




                               CONSENT OF LENDERS
                               ------------------

     The undersigned hereby acknowledge notice of the First Amendment to Lease between Trustees of 60 State Street Trust and The Pioneer Group, Inc. dated January 31, 1994 and consent thereto.



                                             TRUST COMPANY OF THE WEST, a
                                             California corporation, as trustee
                                             for TCW REALTY FUND VA, as tenant
                                             in common

                                             By: /s/
                                                --------------------------------
                                                Authorized signatory


                                             By: /s/
                                                --------------------------------
                                                Authorized signatory




                                             TCW REALTY FUND VB, a California
                                             limited partnership, as tenant in
                                             common

                                             By: TCW ASSET MANAGEMENT COMPANY,
                                                 a California corporation, as
                                                 General Partner

                                                By: /s/
                                                   -----------------------------
                                                   Authorized signatory


                                                By: /s/
                                                   -----------------------------
                                                   Authorized signatory




                                             By: WESTMARK REAL ESTATE INVESTMENT
                                                 SERVICES, a California general
                                                 partnership, as General Partner

                                                By: /s/
                                                   -----------------------------
                                                   Authorized signatory


                                                By: /s/
                                                   -----------------------------
                                                   Authorized signatory


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



                               CONSENT OF LENDERS
                               ------------------

     The undersigned hereby acknowledge notice of the First Amendment to Lease between Trustees of 60 State Street Trust and The Pioneer Group, Inc. dated January , 1994 and consent thereto.

                                             TEACHERS INSURANCE ANNUITY
                                               ASSOCIATION OF AMERICA

                                             By:  /s/
                                                --------------------------------
                                                its
                                                hereunto duly authorized





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